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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 21, 2004
                                                          -------------

                          CLIFTON SAVINGS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

  United States                  0-50358                     34-1983738
  -------------                  -------                      ----------
(State or other jurisdiction of  (Commission                 (IRS Employer
 incorporation or organization)  File Number)               Identification No.)

                1433 Van Houten Avenue, Clifton, New Jersey 07015
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (973) 473-2200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



















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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          Exhibit 99.1      Press Release Dated July 21, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

     On July 21, 2004, Clifton Savings Bancorp, Inc. announced its financial results for the quarter ended June 30, 2004. The press release announcing financial results for the quarter ended June 30, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CLIFTON SAVINGS BANCORP, INC.




Date: July 21, 2004                  By:  /s/ John A. Celentano, Jr.
      -------------                       -------------------------------------
                                              John A. Celentano, Jr.
                                              Chairman of the Board and
                                              Chief Executive Officer